Exhibit 10.10

FORM OF REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of January __, 2008 by and between Global Payment Technologies, Inc., a Delaware corporation (the “Company”), and Exfair Pty. Ltd., a company organized under the laws of Australia (the “Purchaser”).

RECITALS

A.     The Company and the Purchaser have entered into a Securities Purchase Agreement of even date herewith (the “Purchase Agreement”), which provides, upon the terms and subject to the conditions thereof, for the purchase by the Purchaser of (i) a note in the principal amount of $400,000 that may be converted into two million shares of Series A Convertible Preferred Stock, par value US$0.01 per share, of the Company (the “Preferred Stock”) following a vote of the shareholders to establish a Series A Convertible Preferred Stock, which Preferred Stock may be converted into Common Stock of the Company (the “Conversion Shares”) or directly into common stock and (ii) warrants to purchase 5,784,849 shares of the Common Stock of the Company (the “Warrant Shares”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Purchase Agreement.

B.        To induce the Purchaser to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws, to the Purchaser.

NOW, THEREFORE, the parties hereto agree as follows:

1.          Registrable Securities. As used herein “Registrable Securities” means (i) the Warrant Shares; (ii) the Conversion Shares; and (iii) any Common Stock issued or issuable with respect of the Warrant Shares and Conversion Shares upon any stock split, stock dividend, re-capitalization, or similar event; or. Registrablle Securities referred to herein interchangeably as the “Securities”.

2.	Registration Procedures and Expenses. The Company shall:

(a)        subject to receipt of necessary information from the Purchaser, use its commercially reasonable efforts to cause a Registration Statement on Form S-3, or on such other form as is available to the Company (the “Initial Registration Statement”), to be filed with the Securities and Exchange Commission (“SEC”), within forty-five (45) days after such request from Purchaser; provided that no request shall be made within one hundred eighty (180) calendar days following the Second Closing Date (the “Required Filing Date”), to enable the resale of the Securities by the Purchaser from time to time. Notwithstanding the registration obligations set forth in the first sentence of this Section 2(a), in the event the SEC informs the Company that all of the Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the holders thereof, (ii) use its best efforts to file amendments to the Initial Registration Statement as required by the SEC and/or (iii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement, and together with the Initial Registration Statement, the “Registration Statement”), in either case covering the maximum number of Securities permitted to be registered by the SEC on Form S-3 or such other form available to register for resale the Securities as a secondary offering, with the number of shares included on such amendment or the New Registration Statement cut back proportionally for each Purchaser; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its best efforts to advocate with the SEC for the registration of all of the Securities in accordance with SEC policies. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (ii) or (iii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC, one or more registration statements on Form S-3 or such other form available to register for resale those Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement;

(b)        subject to receipt of necessary information from the Purchaser, use its commercially reasonable efforts to cause the Registration Statement to become effective no later than the date that is 120 calendar days after filing the Registration Statement (the “Required Effective Date”). If Andre Soussa or another designee of Purchaser is no longer the Chief Executive Officer of the Company and if the Registration Statement (i) has not been filed by the Required Filing Date or (ii) has not been declared effective by the SEC on or before the Required Effective Date, the Company shall, on the Business Day immediately following the Required Filing Date or the Required Effective Date, as the case may be, and each 30th day thereafter, make a payment to the Purchaser as partial compensation for such delay (the “Late Registration Payments”) equal to 2.0% of the purchase price paid for the Shares purchased by the Purchaser and not previously sold by the Purchaser until the Registration Statement is filed or declared effective by the SEC, as the case may be; provided, however, that in no event shall the payments made pursuant to this paragraph (b), if any, exceed in the aggregate fifteen percent (15.0%) of such purchase price. Late Registration Payments will be prorated on a daily basis during each 30 day period and will be paid to the Purchaser by wire transfer or check within five Business Days after the earlier of (i) the end of each thirty day period following the Required Effective Date or (ii) the effective date of the Registration Statement;

(c)        subject to a Suspension (as defined in Section 3(c)) being in effect, use its commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the related prospectus (the “Prospectus”) as may be necessary to keep the Registration Statement current and effective for a period ending on the earlier of (i) the second anniversary of the Second Closing Date, (ii) the date on which the Purchaser may sell Securities pursuant to Rule 144 under the Securities Act or any successor rule (“Rule 144”) without regard to volume limitations, manner of sale requirements or any other limitation (the “Rule 144(k) Equivalent”) or (iii) such time as all Securities purchased by such Purchaser have been sold (A) pursuant to a registration statement, (B) to or through a broker, dealer or underwriter in a public distribution or a public securities transaction and/or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, and to notify each Purchaser promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC;

(d)        furnish to the Purchaser such number of copies of the Registration Statement and the Prospectus (including supplemental prospectuses) (collectively, the “Prospectuses”) as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Securities by the Purchaser;

(e)        file documents required of the Company for customary blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f)         bear all expenses (other than underwriting discounts and commissions, if any) in connection with the procedures in paragraph (a) through (e) of this Section 2 and the registration of the Securities pursuant to the Registration Statement;

(g)        advise the Purchasers, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(h)        with a view to making available to the Purchaser the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell Securities to the public without registration, the Company covenants and agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Purchaser’s Securities may be resold pursuant to Rule 144(k) Equivalent or any other rule of similar effect or (B) such date as all of the Purchaser’s Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if any; and (iii) furnish to the Purchaser upon request, as long as the Purchaser owns any Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-KSB or Quarterly Report on Form 10-QSB, and (C) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the SEC that permits the selling of any such Securities without registration.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 that the Purchaser shall furnish to the Company such information regarding itself, the Securities to be sold by the Purchaser, and the intended method of disposition of such securities as shall be required to effect the registration of the Securities.

The Company understands that the Purchaser disclaims being an underwriter, but acknowledges that a determination by the SEC that the Purchaser is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

3.	Transfer of Shares After Registration; Suspension.

(a)        The Purchaser agrees that it will not effect any disposition of the Securities or its right to purchase the Securities that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act, as contemplated in the Registration Statement and as described below, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

(b)        Except in the event that paragraph (c) below applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Purchaser copies of any documents filed pursuant to Section 3(b)(i); and (iii) upon request, inform each Purchaser who so requests that the Company has complied with its obligations in Section 3(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Purchaser to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Purchaser pursuant to Section 3(b)(i) hereof when the amendment has become effective).

(c)        Subject to paragraph (d) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Purchaser (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Purchaser will refrain from selling any Securities pursuant to the Registration Statement (a “Suspension”) until the Purchaser is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Purchasers. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Purchaser, the Purchaser shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 3(c). The Purchaser covenants that from the date hereof it will maintain in confidence the receipt and content of any Suspension Notice provided in accordance with this paragraph (c) in accordance with and subject to the Purchase Agreement.

(d)        Notwithstanding the foregoing paragraphs of this Section 3, the Company shall use its commercially reasonable efforts to ensure that (i) a Suspension shall not exceed sixty (60) days individually and (ii) no more than two (2) Suspensions shall occur during any twelve month period (each Suspension that satisfies the foregoing criteria being referred to herein as a “Qualifying Suspension”). In the event that there occurs a Suspension (or part thereof) that does not constitute a Qualifying Suspension and Mr. Soussa or any other designee of Purchaser is not the Chief Executive Officer of the Company, the Company shall pay to the Purchaser, on the sixtieth (60th) day following the first day of such Suspension (or the first day of such part), and on each sixtieth (60th) day thereafter, an amount equal to 2.0% of the purchase price paid for the Shares purchased by the Purchaser and not previously sold by the Purchaser (prorated in each such case for partial thirty day periods);

provided, however, that in no event shall the payments made pursuant to this paragraph (d), if any, exceed in the aggregate 15.0% of such purchase price. This liquidated damage shall not apply after the Company is no longer obligated to maintain the effectiveness of the Registration Statement.

(e)        If a Suspension is not then in effect, the Purchaser may sell Securities under the Registration Statement, provided that it complies with any applicable prospectus delivery requirements. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to the Purchaser and to any other parties requiring such Prospectuses.

(f)         In the event of a sale of Securities by the Purchaser, unless such requirement is waived by the Company in writing, the Purchaser must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Securities may be properly transferred.

(g)        The Company agrees that it shall, immediately prior to the Registration Statement being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent shall issue, in connection with the sale of the Securities, certificates representing such Securities without restrictive legend, provided the Securities are to be sold pursuant to the Prospectus contained in the Registration Statement and the transfer agent receives a Certificate of Subsequent Sale in the form attached hereto as Exhibit A. Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the Purchaser, that no further opinion of counsel is required at the time of transfer in order to issue such Securities without restrictive legend.

The Company shall cause its transfer agent to issue a certificate without any restrictive legend to a purchaser of any Securities from the Purchaser, if (a) the sale of such Securities is registered under the Registration Statement (including registration pursuant to Rule 415 under the Securities Act) and the Purchaser has delivered a Certificate of Subsequent Sale to the Transfer Agent; (b) the holder has provided the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the Securities Act; or (c) such Securities are sold in compliance with Rule 144 under the Securities Act. In addition, the Company shall, at the request of the Purchaser, remove the restrictive legend from any Securities held by the Purchaser following the expiration of the holding period required by Rule 144(k) Equivalent under the Securities Act (or any successor rule).

4.          Indemnification. With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

(a)       To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Purchaser, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls the Purchaser within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to Section 4(d) the Company shall reimburse the Purchaser and each such controlling person for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 4(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Purchaser to deliver or to cause to be delivered the Prospectus made available by the Company, if such Prospectus was timely made available by the Company pursuant to Section 3(c); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Purchaser pursuant to Section 3 hereof. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 4(a) with respect to any Prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the Prospectus was corrected and the Purchaser failed to deliver or to cause to be delivered the new prospectus made available by the Company, if such Prospectus was made available by the Company and disclosed to the Purchaser prior to the use of the Prospectus to which the Claim relates.

(b)       In connection with a Registration Statement, Purchaser agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 4(a), the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by Purchaser expressly for use in connection with such Registration Statement; and, subject to Section 4(d), Purchaser will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 4(b) and the agreement with respect to contribution contained in Section 4(f) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Shareholder, which consent shall not be unreasonably withheld; provided, further, however, that the Shareholder shall be liable under this Section 4(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Purchaser pursuant to Section 3 hereof. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 4(b) with respect to any Prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the Prospectus was corrected and such new prospectus was delivered to each Purchaser prior to such Purchaser’s use of the Prospectus to which the Claim relates.

(c)        Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 4 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 4, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 4, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d)       The indemnification required by this Section 4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e)        The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

(f)        To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 4 to the fullest extent permitted by law;

provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

5.          Information Available. So long as the Registration Statement is effective covering the resale of Securities owned by the Purchaser, the Company will furnish (or, to the extent such information is available electronically through the Company’s filings with the SEC, the Company will make available) to the Purchaser:

(a)        as soon as practicable after it is available, one copy of (i) its most recent Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles as may be approved by the SEC by an independent registered public accounting firm, and (ii) if not included in substance in the Annual Report to Shareholders, its most recent Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

(b)        upon the reasonable request of the Purchaser, all exhibits excluded by the parenthetical to subsection (a)(ii) of this Section 5 as filed with the SEC and all other information that is made available to shareholders; and

(c)        upon the reasonable request of the Purchaser, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Purchaser, will meet with the Purchaser or a representative thereof at the Company’s headquarters during the Company’s normal business hours to discuss all information relevant for disclosure in the Registration Statement covering the Securities and will otherwise reasonably cooperate with the Purchaser conducting an investigation for the purpose of reducing or eliminating the Purchaser’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with the Purchaser until and unless the Purchaser shall have entered into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, with the Company with respect thereto.

6.          Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; or (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party). All communications shall be sent to the Company at the address provided in the Purchase Agreement executed in connection herewith, with a copy to Edward Mandell, Esq., Troutman Sanders LLP, 405 Lexington Avenue, New York, New York 10174, facsimile number (212)704-6288, and to the Purchaser at the address provided in the Purchase Agreement for such Holder, with a copy to David Crompton, Church & Grace, Level 3, 65 Martin Place, Sydney NSW 2000, GPO Box 4327 Sydney NSW 2001, facsimile number +61 2 9221 6771 and Michael D. Donahue, Esq., Richardson & Patel LLP, 10900 Wilshire Blvd., Suite 500, Los Angeles, CA. 90024, facsimile number (310)208-1154, or at such other address as the Company or the Purchaser may designate by ten days advance written notice to the other parties hereto.

7.          Amendments; Waiver. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

8.          Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

9.          Entire Agreement; Severability. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

10.        Governing Law; Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the Superior Courts of the State of California, sitting in Los Angeles County, California and federal courts for the Central District of California sitting in Los Angeles, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

11.        Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

[Signature page follows]

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: January __, 2008

EXFAIR PTY. LTD.,

an Australian company

By:

Name: Andre Soussa

Title: Director

Address:

AGREED AND ACCEPTED:

GLOBAL PAYMENT TECHNOLOGIES, INC.,

a Delaware corporation

By: ____________________________

Name: William McMahon

Title: Chief Executive Officer

EXHIBIT A

GLOBAL PAYMENT TECHNOLOGIES, INC.

CERTIFICATE OF SUBSEQUENT SALE

[Transfer Agent]

RE:	Sale of Shares of Common Stock of Global Payment Technologies, Inc. (the “Company”) pursuant to the Company’s Prospectus dated _______________, 2008 (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Shareholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Dated:	Very truly yours,

By:

Print Name:

Title:

A-1